SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

                                   --------
                   Deutsche Strategic Equity Long/Short Fund


The fund's Board of Trustees has approved a proposal recommended by Deutsche Investment Management Americas Inc. to terminate the sub-advisory agreement with Omega Advisors, Inc. ("Omega") effective on or about April 15, 2016. The assets previously allocated to Omega will be allocated among the fund's other subadvisors: Atlantic Investment Management Inc., Chilton Investment Company, LLC and Lazard Asset Management LLC.

EFFECTIVE ON OR ABOUT APRIL 15, 2016, OMEGA WILL NO LONGER SERVE AS SUBADVISOR TO THE FUND AND ALL REFERENCES TO OMEGA ARE HEREBY DELETED.



               Please Retain This Supplement for Future Reference


February 22, 2016
SAISTKR-237

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